                                                                    Exhibit 10.5

                             AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


                                     among


                               IFX CORPORATION,

                        UBS CAPITAL AMERICAS III, L.P.,

                               UBS CAPITAL LLC,

                  INTERNATIONAL TECHNOLOGY INVESTMENTS, LLC,

                                      and

                            CASTY GRANTOR SUBTRUST

                           dated as _________, 2001

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
              --------------------------------------------------

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of ________, 2001, among IFX Corporation, a Delaware corporation (the "Company"), UBS Capital Americas III, L.P., a Delaware limited partnership, and UBS Capital LLC, a Delaware limited liability company, (collectively "UBS" and together with their successors and assigns, the "Investor Stockholders"), INTERNATIONAL TECHNOLOGY INVESTMENTS, LC, a Nevada limited liability company ("ITI"), and the CASTY GRANTOR SUBTRUST ("Casty").

                                   RECITALS
                                   --------

     WHEREAS, the Company and the Investor Stockholders entered into that certain IFX Corporation Preferred Stock Purchase Agreement, dated as of June 15, 2000, pursuant to which the Investor Stockholders purchased 2,030,869 shares of Series A Convertible Preferred Stock, par value $1.00 per share, of the Company ("Series A Preferred Stock");

     WHEREAS, as a condition to and in consideration of the Investor Stockholders' purchase of Series A Preferred Stock, the Company, the Investor Stockholders, ITI and Casty entered into that certain Registration Rights Agreement dated as of June 15, 2000 (the "Existing Agreement"); and

     WHEREAS, the Company and the Investor Stockholders have entered into the IFX Corporation Preferred Stock Purchase Agreement, dated March __, 2001 (the "Stock Purchase Agreement"), pursuant to which the Investor Stockholders will purchase shares of newly issued Series B Convertible Preferred Stock, par value $1.00 per share, of the Company ("Series B Preferred Stock");

     WHEREAS, as a condition to and in consideration of the Investor Stockholders entering into the Stock Purchase Agreement, the Company, the Investor Stockholders, ITI and Casty have agreed to amend and restate the Existing Agreement in the manner set forth below.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Certain Definitions.  As used herein, the following terms shall have
          -------------------
the following meanings:

     "Closing" has the meaning assigned to such term in the Stock Purchase Agreement.

     "Commission" means the Securities and Exchange Commission or any other federal agency then administering the federal securities laws.

     "Common Shares" means shares of Common Stock held by ITI and Casty and their permitted assigns under Section 13(b) or the Investor Stockholders.

     "Common Stock" means the common stock, par value $0.02 per share, of the Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation exchange or other similar reorganization.

     "Conversion Shares" means shares of Common Stock issued or issuable upon conversion of the Preferred Shares or any other Convertible Securities held by the Investor Stockholders.

     "Convertible Securities" shall mean (i) any rights, options or warrants to acquire Common Stock or any capital stock of the Company or any Subsidiary, including the Preferred Shares, and (ii) any notes, debentures, shares of preferred stock or other securities, options, warrants or rights, which are convertible or exercisable into, or exchangeable for, Common Stock or any capital stock of the Company or any Subsidiary.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder.

     "Preferred Shares" shall mean the Company's Series A Preferred Stock and Series B Preferred Stock.

     "Registration Expenses" means the expenses so described in Section 8.

     "Restricted Stock" means the Conversion Shares and Common Shares, excluding Conversion Shares and Common Shares which have been (a) registered under the Securities Act pursuant to an effective registration statement filed thereunder and disposed of in accordance with the registration statement covering them or
(b) publicly sold pursuant to Rule 144 under the Securities Act.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations promulgated thereunder.

     "Selling Expenses" shall mean the expenses so described in Section 8.

     2.   Restrictive Legend.  Each certificate representing Preferred Shares,
          ------------------
Conversion Shares or Common Shares shall, except as otherwise provided in this
Section 2 or in Section 3, be stamped or otherwise imprinted with a legend substantially in the following form:

          "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH ACT AND ALL SUCH APPLICABLE LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

A certificate shall not bear such legend if in the opinion of counsel satisfactory to the Company (it being agreed that each of Neal, Gerber & Eisenberg and Kaye, Scholer, Fierman, Hays & Handler, LLP shall be satisfactory) the securities represented thereby may be publicly sold without registration under the Securities Act and any applicable state securities laws.

     3.   Removal of Legend.  Each certificate for Preferred Shares, Conversion
          -----------------
Shares or Common Shares transferred shall bear the legend set forth in Section 2, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) in the opinion of counsel satisfactory to the Company (it being agreed that either of Neal, Gerber & Eisenberg or Kaye, Scholer, Fierman, Hays & Handler, LLP shall be satisfactory) the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act.

     4.   Required Registration.  (a)  At any time after the earlier of (i) 180
          ---------------------
days following the consummation of a Qualified Public Offering (as defined in the Stock Purchase Agreement) and (ii) June 15, 2001, the Investor Stockholders holding Restricted Stock constituting at least 66 2/3% of the total shares of Restricted Stock held by Investor Stockholders then outstanding, ITI or Casty may request the Company to register under the Securities Act all or any portion of the shares of Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice, provided that the shares of
                                             --------
Restricted Stock for which registration has been requested shall have a reasonably anticipated aggregate price to the public which is at least $15,000,000 (the "Minimum Offering Price"); provided further that neither ITI
                                            -------- -------
nor Casty shall request such registration prior to a Qualified Public Offering without the consent of UBS. The only securities which the Company shall be required to register pursuant hereto shall be shares of Common Stock, provided,
                                                                      --------
however, that, in any underwritten public offering contemplated by this Section
-------
4 or Sections 5 and 6, the holders of Preferred Shares shall be entitled to sell such Preferred Shares to the underwriters for conversion and sale of the shares of Common Stock issued upon conversion thereof. Notwithstanding anything to the contrary contained herein, the Company shall not be required to file any registration statement under this Section 4, within such period of time after the effective date of any earlier registration statement relating to an underwritten public offering (other than a registration statement on Form S-3 or any successor thereto relating to the resale of securities of the Company acquired in connection with an acquisition or similar transaction (each, an "Acquisition Registration Statement")) as shall be determined in good faith by the managing underwriter of an underwritten public offering, provided that such time period shall not exceed 180 days.

     (b) Following receipt of any notice under this Section 4, the Company shall immediately notify all holders of Restricted Stock from whom notice has not been received and shall use its reasonable best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from requesting holders, the number of shares of Restricted Stock specified in such notice (and in all notices received by the Company from other holders within 30 days after the giving of such notice by the Company). If such method of disposition shall be an underwritten public offering, the Company shall designate the underwriter(s) of such offering, subject to the approval by the holders of a majority of the shares of Restricted Stock proposed to be sold in such offering, including the approval of holders of at least 66 2/3% of the shares of Restricted Stock proposed to be sold by Investor Stockholders, to be sold in such offering (such approval not to be unreasonably withheld or delayed). If the managing underwriter advises the Company in writing that in such underwriter's good faith determination the marketing factors require a limitation of the amount of Restricted Stock to be underwritten in such registration, the Company shall (to the extent that the managing underwriter believes that such securities can be sold in such offering without having an adverse effect upon the marketing of such offering) register in such registration (i) first, the Restricted
                         -----

Stock proposed to be sold by the parties participating in the demand registration of Restricted Stock under this Section 4, pro rata based upon the
                                                       --- ----
number of shares of Restricted Stock proposed to be sold by such holders; and
(ii) second securities held by the Company. The Company shall be obligated to
     ------
register Restricted Stock pursuant to this Section 4, in the case of registrations requested by each of the Investor Stockholders, ITI and Casty on three occasions only, provided, however, that such obligation shall be deemed
                      --------  -------
satisfied only when a registration statement covering all shares of Restricted Stock specified in demand notices delivered pursuant to Section 4(a), for sale in accordance with the method of disposition specified by the requesting holders, shall have become effective and, if such method of disposition is a firm commitment underwritten public offering, all such shares designated in the notice shall have been sold pursuant thereto.

     (c) The Company shall, subject to Section 4(b), be entitled to include in any registration statement referred to in this Section 4 for sale in accordance with the method of disposition specified by the requesting holders, shares of Common Stock to be sold by the Company for its own account.

     5.   Incidental Registration.  If the Company at any time (other than
          -----------------------
pursuant to Section 4 or Section 6) proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Restricted Stock for sale to the public), each such time it will give written notice to all holders of outstanding Restricted Stock of its intention so to do. Upon the written request of any such holder, received by the Company within 30 days after the giving of any such notice by the Company, to register any of its Restricted Stock, the Company will use its reasonable best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder of such Restricted Stock so registered. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten public offering of Common Stock, and the managing underwriter advises the Company in writing that in such underwriter's good faith determination the marketing factors require a limitation of the amount of Restricted Stock to be underwritten in such registration then (a) if such registration is a primary registration on behalf of the Company, the Company shall (to the extent that the managing underwriter believes that such securities can be sold in such offering without having an adverse effect upon the marketing of such offering) register in such registration (i) first, the Company securities which the Company proposes to
                 -----
sell in such registration, (ii) second, the Restricted Stock held by Investor
                                ------
Stockholders which they propose to sell in such registration on a pro rata basis
                                                                  --- ----
based upon the number of shares of Restricted Stock owned by such holders, (iii)

third, Restricted Stock held by ITI and Casty which they propose to sell in such
------
registration on a pro rata basis based upon the number of shares of Restricted
                  --- ----
Stock owned by such holders and (iv) fourth, securities held by other parties
                                     ------
eligible for inclusion in such registration statement on a pro rata basis based
                                                           --- ----
upon the amount of securities held by them, and (b) if such registration is a secondary registration, the Company shall (to the extent that the managing underwriter believes that such securities can be sold in such offering without having an adverse effect upon the marketing of such offering) register in such registration (i) first, the Restricted Stock held by Investor Stockholders which
                 -----
they propose to sell in such registration on a pro rata basis based upon the
                                               --- ----
number of shares of Restricted Stock owned by such holders, (ii) second, the
                                                                 ------
Restricted Stock held by ITI and Casty
which they propose to sell in such registration on a pro rata basis based upon
                                                     --- ----
the number of shares of Restricted Stock owned by such holders and (iii) third,
                                                                         -----
the securities held by other parties eligible for inclusion in such registration on a pro rata basis based upon the amount of securities held by them.
     --- ----
Notwithstanding the foregoing provisions, the Company may withdraw any registration statement referred to in this Section 5, without thereby incurring any liability to the holders of Restricted Stock other than for the payment of Registration Expenses in accordance with Section 8.

     6.   Registration on Form S-3.  (a)  Subject to the restrictions on
          ------------------------
transfer set forth in Section 3.3 and 3.4 of the Stockholders Agreement (as defined in the Stock Purchase Agreement), if at any time (i) one or more Investor Stockholders, ITI or Casty requests that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Restricted Stock held by such requesting holder or holders, the reasonably anticipated aggregate price to the public of which would exceed $2,500,000, provided that the Restricted Stock for which registration has been requested constitutes at least 10% of the total shares of Restricted Stock then outstanding held by Investor Stockholders, if such registration is requested by one or more Investor Stockholders, or at least 10% of the total shares of Restricted Stock then outstanding held by ITI or Casty, as the case may be, if such registration is requested by ITI or Casty, and (ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Restricted Stock specified in such notice. Whenever the Company is required by this Section 6(a) to use its reasonable best efforts to effect the registration of Restricted Stock, each of the procedures and requirements of Section 4 (including but not limited to the requirement that the Company notify all holders of Restricted Stock from whom notice has not been received and provide them with the opportunity to participate in the offering) shall apply to such registration, provided,
                                                               --------
however, that each of the Investor Stockholders (considered as a group), ITI and
-------
Casty may only request and obtain two registrations on Form S-3 under this
Section in any calendar year, provided, further, that no request may be made by
                              --------  -------
a party under this Section 6(a) within 180 days after the effective date of any other registration statement filed by the Company pursuant to this Section on behalf of such party.

     (b) Notwithstanding Section 6(a) above, Casty may request, by written notice, that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the Restricted Stock held by Casty (or any Affiliate thereof) and eligible for transfer pursuant to the restrictions on transfer contained in the first sentence of
Section 3.4 of the Stockholders Agreement (the "Eligible Shares") and if the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its reasonable best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale the number of shares of Restricted Stock specified in such written notice to the Company (not to exceed the number of Eligible Shares); provided, however, that (i) any registration under this Section 6(b) shall be a non-underwritten offering; (ii) Casty shall only be entitled to request two registrations under this Section 6(b); (iii) the Company shall only be obligated to effect one such registration during any calendar year (which shall count as one of the two permitted in such calendar year pursuant to Section 6(a)); and
(iv) the Company shall not be required to maintain the effectiveness of any such registration statement for more than 60 days. Notwithstanding anything to the contrary contained herein, the Company shall not be required to file any registration statement under this Section 6(b): (x) within such period of time after the effective date of any earlier registration statement relating to an underwritten public offering (other than an Acquisition Registration Statement) as shall be determined in good faith by the managing underwriter of an underwritten public offering, provided that such time period shall not exceed 180 days or (y) if the Company shall furnish to Casty a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries.

     7.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of Sections 4, 5 or 6 to use its reasonable best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

     (a) prepare and file with the Commission a registration statement (which, other than in the case of an underwritten public offering pursuant to Section 4, may be on Form S-3 or any successor thereto if the Company is a registrant entitled to use such Form) with respect to such securities and use its reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

     (c) furnish to each seller of Restricted Stock and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

     (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter reasonably shall request, provided, however, that the Company shall not for any such purpose be
         --------  -------
required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

     (e) list the Restricted Stock covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

     (f) immediately notify each seller of Restricted Stock and each underwriter under such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (g) as soon as practicable upon the occurrence of any event contemplated by Section 7(f), prepare and file a supplement or post-effective amendment to such registration statement or the prospectus contained in such registration statement, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the shares of Restricted Stock covered thereby, the prospectus contained in such registration statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the obligation to prepare and file any such supplement,
--------  -------
post-effective amendment or other document shall be suspended (a "Suspension") if the Company shall furnish to the holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries; provided further, that the Company shall only be permitted to effectuate one (1)
-------- -------
Suspension in any twelve (12) month period and any such suspension will be lifted by the Company as soon as practicable and will not, in any event, extend for more than 60 days with respect to any such specified event;

     (h) if the offering is underwritten and at the request of any seller of Restricted Stock, use its reasonable best efforts to furnish on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements contained therein) and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such seller or its counsel and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters reasonably may request; and

     (i) make available for inspection by each seller of Restricted Stock, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

     Upon receipt of any notice from the Company of any event of the kind described in Section 7.3(f), each seller of Restricted Stock (x) promptly will discontinue disposition of any shares of Restricted Stock pursuant to such registration statement until such seller of Restricted Stock has received copies of the supplemented or amended prospectus contemplated by Section 7(g) (it being understood that such discontinuance shall be deemed a Suspension subject to the limitations on Suspensions set forth in Section 7(g)), (y) thereafter, will utilize and distribute only such supplemented or amended prospectus, and (z) if so directed by the Company, will deliver to the Company all copies of the prospectus covering such shares of Restricted Stock in such party's possession at the time of receipt of such suspension notice.

     For purposes of Section 7(a) and 7(b), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby and 180 days following effectiveness of registration.

     In connection with each registration hereunder, each seller of Restricted Stock will furnish to the Company in writing such information with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws, and will notify the Company promptly upon the happening of any event during the period any registration statement is effective that makes any statement regarding such seller made in a registration statement or the prospectus contained therein untrue in any material respect or which requires the making of any changes in a registration statement or the prospectus contained therein in order to make the statements therein regarding such seller, in light of circumstances under which they were made, not misleading.

     In connection with each registration pursuant to Sections 4, 5 or 6 covering an underwritten public offering, the Company and each seller agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between such underwriter and companies of the Company's size and investment stature.

     8.   Expenses.  All expenses incurred by the Company in complying with
          --------
Sections 4, 5 and 6, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, costs of insurance and reasonable fees and disbursements of one counsel for the sellers of Restricted Stock, but excluding any Selling Expenses, are called "Registration Expenses". If ITI and/or Casty are the only parties (other than the Company) selling Restricted Stock pursuant to a registration statement described herein, "Registration Expenses" shall not include the fees and disbursements of counsel for such sellers of Restricted

Stock. All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are called "Selling Expenses".

     The Company will pay all Registration Expenses in connection with each registration statement under Sections 4, 5 or 6.

     9.   Indemnification and Contribution.  (a)  In the event of a registration
          --------------------------------
of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder, each underwriter of such Restricted Stock thereunder and each of their respective officers, directors, employees, partners, agents or other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Company will not be liable in
                     --------  -------
any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such seller, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus and, provided further, however, that the Company will not be liable
                -------- -------  -------
to any such person or entity with respect to any such untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus that is corrected in the final prospectus filed with the Commission pursuant to Rule 424(b) promulgated under the Securities Act (or any amendment or supplement to such prospectus) if the person asserting any such loss, claim, damage or liability purchased securities but was not given a copy of the final prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such securities to such person in any case where such delivery of the final prospectus (as amended or supplemented) is required by the Securities Act, unless such failure to deliver the final prospectus (as amended or supplemented) was a result of the Company's failure to provide such prospectus (as amended or supplemented).

     (b) In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that such seller will be liable hereunder in any such case if
--------  -------
and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of each seller hereunder shall
--------  -------  -------
be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds received by such seller from the sale of Restricted Stock covered by such registration statement.

     (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 9 and shall only relieve it from any liability which it may have to such indemnified party under this
Section 9 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided,
                                                                --------
however, that, if the defendants in any such action include both the indemnified
-------
party and the indemnifying party and the indemnified party shall have reasonably concluded, based on advice of counsel, that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     (d) In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Sections 9(a) and 9(b) above is for any reason held to be unenforceable by the indemnified party although applicable in accordance with its terms, the

Company and each holder of Restricted Stock exercising rights under this Agreement shall contribute to the aggregate losses, claims, damages and liabilities of the nature contemplated by such indemnity agreement incurred by the Company and such holder, (i) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and such holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative fault of, but also the relative benefits to, the Company on the one hand and such holder on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits to the indemnifying party and indemnified party shall be determined by reference to, among other things, the gross proceeds received by the indemnifying party and indemnified party in connection with the offering to which such losses, claims, damages or liabilities relate. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether the action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, the indemnifying party or the indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence. Notwithstanding the provisions of this Section 9(d), each holder of Restricted Stock exercising rights under this Agreement shall not be required to contribute any amount in excess of the amount of the gross proceeds to such holder from sales of the Restricted Stock of such holder under a registration statement.

     Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9(d), each person, if any, who controls a holder of Restricted Stock within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such holder, and each director of the Company, each officer of the Company who signed a registration statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act shall have the same rights to contribution as the Company.

     10.  Changes in Common Stock or Preferred Shares.  If, and as often as,
          -------------------------------------------
there is any change in the Common Stock or the Preferred Shares by way of a stock split, stock dividend, combination or reclassification, or through a merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions hereof so that the rights and privileges granted hereby shall continue with respect to the Common Stock or the Preferred Shares as so changed.

     11.  Rule 144 Reporting.  With a view to making available the benefits of
          ------------------
certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Stock to the public without registration, the Company agrees to:

     (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

     (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

     (c) furnish to each holder of Restricted Stock forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of any rule or regulation of the Commission allowing such holder to sell any Restricted Stock without registration.

     12.  Representations and Warranties of the Company.  The Company represents
          ---------------------------------------------
and warrants to the Investor Stockholders, ITI and Casty as follows:

     (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action on its part and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws each, as amended, of the Company or any provision of any indenture, agreement or other instrument to which it or any or its properties or assets is bound, conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company, except where the foregoing would not reasonably be expected to have a material adverse effect on the Company or its business.

     (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

     13.  Miscellaneous.
          -------------

     (a) Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any other party unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least 66 2/3% of the outstanding shares of Restricted Stock held by each of the Investor Stockholders, ITI and Casty, provided that any modification, amendment or waiver which would adversely
       --------
affect any party hereto in a manner which is different from the manner the other parties hereto are affected shall also require the approval of such party. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (b) This Agreement shall bind and inure to the benefit of and be enforceable by the parties hereto and their respective heirs, personal representatives, successors and permitted assigns. This Agreement and the rights of the parties hereunder may not be assigned by any party hereto without the prior written consent of the other parties, except as otherwise provided herein. The Investor Stockholders may assign their rights and obligations hereunder to a transferee of Restricted Stock, provided that such transferees agree in writing to be bound by the provisions of this Agreement. ITI and Casty may assign all or any portion of their rights and obligations hereunder to a transferee of Restricted Stock, provided that each such transferee of ITI and Casty and any subsequent
--------
transferee shall, together with ITI or Casty, as the case may be, be deemed one person for purposes of this Agreement, and any right or notice hereunder on behalf of such person may only be delivered by ITI or by Casty and, provided,
                                                                    --------
further, that ITI or Casty, as the case may be, shall provide notice of any such
-------
assignment to the other parties hereto, and any such transferee must agree in writing to be bound by the provisions of this Agreement.

     (c) All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent, with respect to the Company and the Investor Stockholders, to their respective addresses specified in the Stock Purchase Agreement (or at such other address as any such party may specify by like notice) and, with respect to any other party, to the address of such party as shown in the stock record books of the Company (or at such other address as any such party may specify to all of the above by like notice).

     (d) Except as otherwise expressly set forth herein, this document, the Stock Purchase Agreement, the Certificate (as defined in the Stock Purchase Agreement) and the Stockholders Agreement embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

     (e) This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereto hereby irrevocably submits to the nonexclusive jurisdiction of the courts of the state of New York and of the United States of America sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that the venue thereof may not be appropriate, that such suit, action or proceeding is improper or that this Agreement or any of the documents referred to in this Agreement may not be enforced in or by said courts, and each party hereto irrevocably agrees that all claims with respect to such suit, action or proceeding may be heard and determined in such a New York state or federal court. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party in the manner provided in Section 12(b) of the Stock Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     (f) The obligations of the Company to register shares of Restricted Stock under Section 4, 5 or 6 shall terminate at the time at which all Restricted Securities are eligible for resale pursuant to Rule 144(k) under the Securities Act.

     (g) If requested in writing by the Company and the underwriters for an underwritten public offering of securities of the Company, each holder of Restricted Stock who is a party to this Agreement shall agree not to sell publicly any shares of Restricted Stock or any other shares of Common Stock (other than shares of Restricted Stock or other shares of Common Stock being registered in such offering), without the consent of the Company and such underwriters, for such period requested by the underwriters (not to exceed 180 days) following the effective date of the registration statement relating to the Qualified Public Offering (as defined in the Stock Purchase Agreement) or 90 days following the effective date of a registration statement relating to any other offering; provided, however, that all persons entitled to registration
                --------  -------
rights with respect to shares of Common Stock who are not parties to this Agreement, all persons holding 5% or more of the capital stock of the Company on a fully diluted basis and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances and pursuant to the terms set forth in this Section 13(g).

     (h) Notwithstanding the provisions of Section 7(a), the Company's obligation to file a registration statement, or cause such registration statement to become and remain effective, shall be suspended for a period not to exceed 90 days in any 12-month period if the Company shall furnish to the holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration to be effected at such time due to any pending material financing, acquisition or corporate reorganization or other material corporate development involving the Company or any of its subsidiaries; provided, however, that any suspension
                                        --------  -------
effectuated by the Company under this Section 13(h) shall be deemed a Suspension subject to the limitation on the number of Suspensions permitted in any twelve month period under Section 7(g) hereof.

     (i) The Company shall not grant to any third party any registration rights more favorable than or inconsistent with any of those contained herein, so long as any of the registration rights under this Agreement remains in effect.

     (j) Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (k) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (l) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     IN WITNESS WHEREOF, the parties have executed this AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.

                                   IFX CORPORATION


                                   By:_________________________________
                                      Name:
                                      Title:


                                   UBS CAPITAL AMERICAS III, L.P
                                   By: UBS Capital Americas III, LLC


                                   By:_________________________________
                                      Name:
                                      Title:


                                   By:_________________________________
                                      Name:
                                      Title:


                                   UBS CAPITAL LLC


                                   By:_________________________________
                                      Name:
                                      Title:


                                   By:_________________________________
                                      Name:
                                      Title:


                                   INTERNATIONAL TECHNOLOGIES
                                   INVESTMENTS, LLC


                                   By:_________________________________
                                      Name:
                                      Title:


                                   CASTY GRANTOR SUBTRUST


                                   By:_________________________________
                                      Name:
                                      Title: